Exhibit 99

Post Office Box 216 307 North Defiance Street Archbold, Ohio 43502	NEWS RELEASE

Company Contact:	Investor and Media Contact:
Lars B. Eller President and Chief Executive Officer Farmers & Merchants Bancorp, Inc. (419) 446-2501 leller@fm.bank	Andrew M. Berger Managing Director SM Berger & Company, Inc. (216) 464-6400 andrew@smberger.com

Farmers & Merchants Bancorp, Inc. Reports

2026 Third-Quarter and Year-to-Date Financial Results

ARCHBOLD, OHIO, October 22, 2026, Farmers & Merchants Bancorp, Inc. (Nasdaq: FMAO) today reported financial results for the 2026 third quarter and year-to-date ended September 30, 2026, on a consolidated basis.

2026 Third-Quarter Financial and Operating Highlights

(at September 30, 2026, and on a year-over-year basis unless noted)

•
94 consecutive quarters of profitability
•
Net income increased 30.3% to $11.5 million, or $0.84 per basic and diluted share
•
Strong profitability drives ROAA to 1.29%, compared to 1.05%
•
Net charge-offs to average loans of 0.00%
•
Tier 1 leverage ratio was 9.14%
•
Cost of interest-bearing liabilities improved to 2.59%, from 2.83%
•
Net interest margin increased by 17 basis points to 3.57%
•
Efficiency ratio improved to 58.09%, compared to 63.11%
•
Third quarter regular dividend per share increased 5.5% to $0.96 annualized
•
Company declared an additional $0.01 per share special dividend, bringing total third-quarter payment to $0.250 per share

Lars B. Eller, President and Chief Executive Officer, stated, “2026 is shaping up to be a historic year of profitability and growth with year-to-date earnings per share increasing 39.8% to $2.39. Throughout the 2026 nine-month period, our team has worked hard to expand our net interest margin, control operating expenses, grow our balance sheet, and maintain excellent asset quality. We are encouraged by the progress we have made across these key priorities and believe we are well positioned to sustain our positive momentum through the remainder of 2026 and into 2027.”

Income Statement

Net income for the quarter ended September 30, 2026, was $11.5 million, compared to $8.9 million for the same period last year. Net income per basic and diluted share for the 2026 third quarter was $0.84, compared to $0.64 for the same period last year. Net income for the nine months ended September 30, 2026, was $32.9 million, compared to $23.5 million for the same period last year. Net income per basic and diluted share for the 2026 nine months was $2.39, compared to $1.71 for the same period last year.

Mr. Eller continued: “We believe F&M is well positioned to navigate a higher interest rate environment and capitalize on opportunities to further expand our net interest margin. With loan repricing opportunities extending through 2028, we believe we have a favorable backdrop to support interest income growth in the coming quarters and years. Combined with our disciplined approach to deposit pricing and funding costs, we remain optimistic about our ability to maintain the significant improvement in net interest margin achieved over the past year.”

Deposits

At September 30, 2026, total deposits were $2.96 billion, an increase of 7.7%, or $210.6 million from September 30, 2025. For the three months ended September 30, 2026, F&M’s cost of interest-bearing liabilities was 2.59%, compared to 2.83% in the same period last year.

Loan Portfolio and Asset Quality

Total loans, net at September 30, 2026, increased 3.0%, or by $79.0 million to $2.74 billion, compared to $2.66 billion at September 30, 2025. The year-over-year increase was driven primarily by higher agricultural, commercial and industrial, and consumer real estate loans, partially offset by lower commercial real estate, consumer, and agricultural real estate loans.

F&M continues to closely monitor its loan portfolio with a particular emphasis on higher risk sectors. Nonperforming loans continue to normalize on a year-over-year basis and were $6.2 million, or 0.23% of total loans at September 30, 2026, compared to $7.4 million, or 0.27% of total loans at June 30, 2026, and $5.2 million, or 0.19% of total loans at September 30, 2025.

F&M maintains a well-balanced, diverse, and high performing CRE portfolio. CRE loans represented 48.2% of the Company’s total loan portfolio at September 30, 2026. F&M’s CRE portfolio included the following categories at September 30, 2026 (*):

CRE Category	Dollar Balance	Percent of CRE Portfolio	Percent of Total Loan Portfolio
Multi-family	$248,851	18.8%	9.1%
Retail	241,155	18.3%	8.8%
Industrial	211,320	16.0%	7.7%
Hotels	176,727	13.4%	6.5%
Office	125,283	9.5%	4.6%
Gas Stations	83,361	6.3%	3.0%
Food Service	53,045	4.0%	1.9%
Development	35,527	2.7%	1.3%
Auto Dealers	26,163	2.0%	1.0%
Senior Living	17,205	1.3%	0.6%
Other	102,384	7.7%	3.7%
Total CRE	$1,321,021	100.0%	48.2%

* Numbers have been rounded; totals may not foot due to rounding; and dollar amounts in thousands.

At September 30, 2026, the Company’s total allowance for credit losses to total loans was 1.08%, compared to 1.07% at September 30, 2025.

Mr. Eller concluded, “Our relationship-based banking model and local decision-making continue to differentiate F&M across our Ohio, Indiana, and Michigan markets. We maintain a healthy lending pipeline, reflecting continued opportunities to support businesses and consumers throughout our communities. Our local market knowledge and disciplined underwriting practices allow us to remain selective in pursuing new business while maintaining strong asset quality. We believe this balanced approach to profitable growth, combined with our continued focus on operational efficiency and shareholder returns, positions F&M to build upon our strong financial performance.”

Stockholders’ Equity and Dividends

Total stockholders’ equity increased 6.9% to $386.9 million, or $28.12 per share at September 30, 2026, from $361.8 million, or $26.31 per share at September 30, 2025. The Company had a Tier 1 leverage ratio of 9.14% at September 30, 2026, compared to 8.74% at September 30, 2025.

Tangible stockholders’ equity increased to $297.5 million at September 30, 2026, compared to $271.0 million at September 30, 2025. On a per share basis, tangible stockholders’ equity at September 30, 2026, was $21.62 per share, compared to $19.71 per share at September 30, 2025. Tangible stockholders’ equity and tangible book value per share are non-GAAP financial measures; see “Use of Non-GAAP Financial Measures.”

F&M is committed to returning capital to shareholders and has increased the annual cash dividend for 32 consecutive years. For the nine months ended September 30, 2026, the Company declared cash dividends of $0.71 per share, representing a 6.0% increase over the same period last year. For the nine months ended September 30, 2026, the dividend payout ratio was 29.34% compared to 38.64% for the same period last year.

As part of F&M’s disciplined approach to capital management, the Company has continued to actively repurchase shares of F&M common stock. These repurchases are intended, in part, to help offset dilution associated with equity-based management compensation while supporting F&M’s broader objective of managing capital in a manner that enhances long-term shareholder value.

Mr. Eller concluded, “One of the most rewarding aspects of our continued financial success is the ability to share that success with our shareholders. Our 32ndconsecutive annual dividend increase, and third quarter special dividend, are testaments to the strength of our franchise, the consistency of our financial performance, and our disciplined approach to capital management. We believe the combination of profitable growth, a strong balance sheet, and consistent capital returns positions F&M to create meaningful long-term value for our shareholders.”

About Farmers & Merchants Bancorp, Inc.

Farmers & Merchants Bancorp, Inc. (Nasdaq: FMAO) is a financial holding company headquartered in Archbold, Ohio, and the parent company of The Farmers & Merchants State Bank.

About Farmers & Merchants State Bank:

F&M Bank is a local independent community bank that has been serving its communities since 1897. F&M Bank provides commercial banking, retail banking, and other financial services. Our locations are in Butler, Champaign, Fulton, Defiance, Hancock, Henry, Lucas, Shelby, Williams, and Wood counties in Ohio. In Northeast Indiana, we have offices located in Adams, Allen, DeKalb, Jay, Steuben, and Wells counties. The Michigan footprint includes Oakland County, and we have Loan Production Offices in Muncie, Indiana; and Perrysburg and Bryan, Ohio.

Use of Non-GAAP Financial Measures

This release contains certain non-GAAP financial measures, including tangible stockholders’ equity and tangible book value per share. Management believes these measures facilitate period-to-period comparisons of the Company’s performance and provide useful supplemental information to investors; however, they should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP.

Basis of Presentation

The financial information in this release is preliminary, based on management’s current expectations, and is subject to change pending completion of customary quarterly closing processes and review. Unless otherwise indicated, all figures are presented on a consolidated basis and comparisons are to the same period of the prior year. Averages may be annualized. Totals may not foot due to rounding.

Safe Harbor Statement

Farmers & Merchants Bancorp, Inc. (“F&M”) wishes to take advantage of the Safe Harbor provisions included in the Private Securities Litigation Reform Act of 1995. Statements by F&M, including management’s expectations and comments, may not be based on historical facts and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “seek,” “estimate,” “project,” “target,” “goal,” “will,” “would,” and similar expressions. Actual results could vary materially depending on risks and uncertainties inherent in general and local banking conditions, competitive factors specific to markets in which F&M and its subsidiaries operate, future interest rate levels, legislative and regulatory decisions, capital market conditions, deposit flows and pricing, liquidity and access to wholesale funding, interest rate and asset-liability management, credit quality (including commercial real estate exposures), collateral values, inflation and macroeconomic conditions, changes in laws and regulations (including capital and liquidity requirements and the implementation of “Basel III Endgame”), FDIC assessments, stress testing and supervisory expectations, cybersecurity and third-party/vendor risks, competition and technological change, geopolitical events, severe weather and natural disasters, agricultural sector conditions, the accuracy of CECL estimates and other accounting judgments, capital and dividend restrictions, and other risks described in F&M’s filings with the SEC. F&M undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. For more details, please refer to F&M’s SEC filing, including its most recent Annual Report on Form 10-K and quarterly reports on Form 10-Q. Such filings can be viewed at the SEC’s website, www.sec.gov or through F&M’s website www.fm.bank.

FARMERS & MERCHANTS BANCORP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME & COMPREHENSIVE INCOME

(Unaudited) (in thousands of dollars, except per share data)

	Three Months Ended					Nine Months Ended
	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	September 30, 2026	September 30, 2025
Interest Income
Loans, including fees	$42,061	$40,839	$39,827	$40,999	$41,013	$122,727	$117,615
Debt securities:
U.S. Treasury and government agencies	3,057	2,712	2,305	2,259	2,224	8,074	6,552
Municipalities and corporate bonds	346	347	349	362	366	1,042	1,117
Dividends	207	239	245	250	309	691	958
Federal funds sold and other	1,321	1,510	572	696	572	3,403	2,736
Total interest income	46,992	45,647	43,298	44,566	44,484	135,937	128,978
Interest Expense
Deposits	14,758	14,432	13,249	14,318	15,060	42,439	43,861
Federal funds purchased and securities sold under agreement to repurchase	120	118	145	226	273	383	816
Borrowed funds	1,694	1,894	2,176	1,966	1,966	5,764	6,927
Subordinated notes	480	285	284	285	284	1,049	853
Total interest expense	17,052	16,729	15,854	16,795	17,583	49,635	52,457
Net Interest Income - Before Provision for Credit Losses	29,940	28,918	27,444	27,771	26,901	86,302	76,521
Provision for (Recovery of) Credit Losses - Loans	(104)	173	302	567	557	371	2,029
Provision for (Recovery of) Credit Losses - Off Balance Sheet Credit Exposures	479	148	6	(1)	(272)	633	(505)
Net Interest Income After Provision for Credit Losses	29,565	28,597	27,136	27,205	26,616	85,298	74,997
Noninterest Income
Customer service fees	380	544	483	337	370	1,407	1,081
Other service charges and fees	1,331	1,301	1,283	1,311	1,349	3,915	3,679
Interchange income	1,339	1,347	1,513	1,275	1,273	4,199	3,953
Loan servicing income	686	846	838	814	674	2,370	2,065
Net gain on sale of loans	399	683	575	306	444	1,657	985
Increase in cash surrender value of bank owned life insurance	731	681	655	640	247	2,067	730
Net gain (loss) on sale of other assets owned	1	30	-	(2)	-	31	(39)
Net loss on sale of available-for-sale securities	-	-	(347)	-	-	(347)	-
Total noninterest income	4,867	5,432	5,000	4,681	4,357	15,299	12,454

(continued)

FARMERS & MERCHANTS BANCORP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME & COMPREHENSIVE INCOME (continued)

(Unaudited) (in thousands of dollars, except per share data)

	Three Months Ended					Six Months Ended
	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	September 30, 2026	September 30, 2025
Noninterest Expense
Salaries and wages	8,594	8,381	8,267	8,037	8,108	25,242	23,553
Employee benefits	2,458	2,338	2,379	2,386	2,273	7,175	6,942
Net occupancy expense	1,081	931	1,169	1,052	1,104	3,181	3,378
Furniture and equipment	1,685	1,594	1,566	1,352	1,532	4,845	4,224
Data processing	840	778	994	964	1,109	2,612	2,723
Franchise taxes	394	395	400	397	397	1,189	1,191
ATM expense	576	561	576	676	665	1,713	1,917
Advertising	906	363	472	666	674	1,741	1,533
FDIC assessment	413	389	396	377	428	1,198	1,341
Servicing rights amortization - net	349	328	523	637	586	1,200	947
Loan expense	530	578	309	292	362	1,417	918
Consulting fees	312	325	254	182	242	891	1,481
Professional fees	447	425	500	352	516	1,372	1,577
Intangible asset amortization	305	304	305	446	445	914	1,334
Other general and administrative	1,328	1,574	1,691	1,237	1,298	4,593	4,700
Total noninterest expense	20,218	19,264	19,801	19,053	19,739	59,283	57,759
Income Before Income Taxes	14,214	14,765	12,335	12,833	11,234	41,314	29,692
Income Taxes	2,676	2,968	2,757	3,040	2,380	8,401	6,176
Net Income	11,538	11,797	9,578	9,793	8,854	32,913	23,516
Other Comprehensive Income (Loss) (Net of Tax):
Net unrealized gain (loss) on available- for-sale securities	(5,915)	(545)	(2,420)	2,657	6,610	(8,880)	14,223
Reclassification adjustment for realized loss on sale of available- for-sale securities	-	-	347	-	-	347	-
Net unrealized gain (loss) on available- for-sale securities	(5,915)	(545)	(2,073)	2,657	6,610	(8,533)	14,223
Tax expense (benefit)	(1,242)	(115)	(435)	558	1,388	(1,792)	2,987
Other comprehensive income (loss)	(4,673)	(430)	(1,638)	2,099	5,222	(6,741)	11,236
Comprehensive Income	$6,865	$11,367	$7,940	$11,892	$14,076	$26,172	$34,752
Basic Earnings Per Share	$0.84	$0.86	$0.70	$0.71	$0.64	$2.39	$1.71
Diluted Earnings Per Share	$0.84	$0.86	$0.70	$0.71	$0.64	$2.39	$1.71

FARMERS & MERCHANTS BANCORP, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited) (in thousands of dollars, except share data)

	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
	(Unaudited)	(Unaudited)	(Unaudited)		(Unaudited)
Assets
Cash and due from banks	$205,125	$155,879	$172,847	$97,249	$116,448
Federal funds sold	686	511	623	469	582
Total cash and cash equivalents	205,811	156,390	173,470	97,718	117,030

Interest-bearing time deposits	518	518	1,253	1,498	1,498
Securities - available-for-sale	455,977	441,254	429,623	422,072	422,773
Other securities, at cost	10,681	10,681	12,672	13,032	11,509
Loans held for sale	2,527	2,994	5,579	3,934	3,003
Loans, net of allowance for credit losses	2,709,358	2,677,072	2,654,135	2,685,990	2,632,668
Premises and equipment	29,590	30,334	31,534	31,864	32,321
Goodwill	86,358	86,358	86,358	86,358	86,358
Loan servicing rights	5,034	5,085	4,972	5,175	5,537
Bank owned life insurance	48,751	48,021	45,407	47,410	35,602
Other assets	44,450	43,411	40,247	39,331	42,453
Total Assets	$3,599,055	$3,502,118	$3,485,569	$3,434,382	$3,390,752

Liabilities and Stockholders' Equity

Liabilities
Deposits
Noninterest-bearing	$518,286	$506,119	$520,348	$527,327	$500,742
Interest-bearing
NOW accounts	952,573	898,902	910,723	876,151	920,099
Savings	803,763	771,379	753,289	729,472	713,391
Time	687,870	693,008	625,302	597,785	617,679
Total deposits	2,962,492	2,869,408	2,809,662	2,730,735	2,751,911

Federal funds purchased and securities sold under agreements to repurchase	15,168	14,771	14,762	37,718	22,718
Federal Home Loan Bank (FHLB) advances	167,903	168,447	218,987	227,377	187,913
Subordinated notes, net of unamortized issuance costs	35,000	34,991	34,962	34,933	34,904
Dividend payable	3,399	3,130	3,128	3,125	3,091
Accrued expenses and other liabilities	28,166	26,655	28,120	29,632	28,435
Total liabilities	3,212,128	3,117,402	3,109,621	3,063,520	3,028,972

Commitments and Contingencies

Stockholders' Equity
Common stock - No par value; authorized 40,000,000 shares; issued 14,564,425 shares; outstanding 13,762,268 shares 9/30/26 and 13,748,074 shares 12/31/25	134,761	135,510	135,270	135,531	135,170
Treasury stock - 802,157 shares 9/30/26 and 816,351 shares 12/31/25	(11,651)	(10,293)	(10,403)	(10,636)	(10,584)
Retained earnings	282,446	273,455	264,607	257,855	251,181
Accumulated other comprehensive loss	(18,629)	(13,956)	(13,526)	(11,888)	(13,987)
Total stockholders' equity	386,927	384,716	375,948	370,862	361,780
Total Liabilities and Stockholders' Equity	$3,599,055	$3,502,118	$3,485,569	$3,434,382	$3,390,752

FARMERS & MERCHANTS BANCORP, INC. AND SUBSIDIARIES

SELECT FINANCIAL DATA

	For the Three Months Ended					For the Nine Months Ended
Selected financial data	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	September 30, 2026	September 30, 2025
Return on average assets	1.29%	1.34%	1.14%	1.14%	1.05%	1.25%	0.94%
Return on average equity	11.76%	12.37%	10.31%	10.55%	9.83%	11.45%	8.99%
Yield on earning assets	5.61%	5.48%	5.38%	5.55%	5.62%	5.50%	5.42%
Cost of interest-bearing liabilities	2.59%	2.56%	2.54%	2.69%	2.83%	2.56%	2.84%
Net interest spread	3.02%	2.92%	2.84%	2.86%	2.79%	2.94%	2.58%
Net interest margin	3.57%	3.48%	3.42%	3.46%	3.40%	3.50%	3.22%
Efficiency ratio	58.09%	56.08%	60.08%	58.38%	63.11%	58.15%	64.87%
Dividend payout ratio	29.45%	26.53%	32.62%	31.90%	34.90%	29.34%	38.64%
Tangible book value per share	$21.62	$21.41	$20.76	$20.40	$19.71
Tier 1 leverage ratio	9.14%	8.99%	9.02%	8.81%	8.74%
Average shares outstanding	13,779,936	13,773,387	13,754,684	13,749,420	13,733,858	13,769,428	13,720,168

Loans	September 30, 2026	June 30, 2026	March 31, 2026	December 30, 2025	September 30, 2025
(Dollar amounts in thousands)
Commercial real estate	$1,321,021	$1,308,600	$1,315,549	$1,355,571	$1,355,166
Agricultural real estate	210,321	208,223	215,846	217,034	222,145
Consumer real estate	548,913	533,438	534,987	526,439	522,416
Commercial and industrial	343,720	337,487	309,046	314,405	296,084
Agricultural	245,639	244,611	228,730	218,050	179,361
Consumer	47,251	50,953	55,576	58,838	60,469
Other	22,089	22,574	22,564	23,133	24,086
Less: Net deferred loan fees costs and other (1)	(1,635)	(1,419)	(1,436)	(1,511)	(1,452)
Total loans, net	$2,737,319	$2,704,467	$2,680,862	$2,711,959	$2,658,275

(1) Excludes carrying value adjustments of ($159) thousand as of September 30, 2026, $546 thousand as of June 30, 2026, $1.1 million as of March 31, 2026, $1.7 million as of December 31, 2025 and $1.9 million as of September 30, 2025 related to interest rate swaps associated with fixed rate loans

FARMERS & MERCHANTS BANCORP, INC. AND SUBSIDIARIES

SELECT FINANCIAL DATA (continued)

Asset quality data	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
(Dollar amounts in thousands)
Nonaccrual loans	$6,219	$7,383	$11,070	$11,256	$5,155
90 day past due and accruing	$-	$-	$-	$-	$-
Nonperforming loans	$6,219	$7,383	$11,070	$11,256	$5,155
Other real estate owned	$-	$-	$319	$-	$-
Nonperforming assets	$6,219	$7,383	$11,389	$11,256	$5,151

Allowance for credit losses - loans	$27,802	$27,941	$27,830	$27,688	$27,475
Allowance for credit losses - off balance sheet credit exposures	1,668	1,189	1,041	1,035	1,037
Total allowance for credit losses	$29,470	$29,130	$28,871	$28,723	$28,512
Total allowance for credit losses/ total loans	1.08%	1.08%	1.08%	1.06%	1.07%
Net charge-offs:
Quarter-to-date	$35	$62	$160	$354	$59
Year-to-date	$257	$222	$160	$734	$380
Net charge-offs to average loans
Quarter-to-date	0.00%	0.00%	0.01%	0.01%	0.00%
Year-to-date	0.01%	0.01%	0.01%	0.03%	0.01%
Nonperforming loans/total loans	0.23%	0.27%	0.42%	0.42%	0.19%
Allowance for credit losses/ nonperforming loans	447.05%	378.45%	251.40%	245.98%	532.98%
NPA coverage ratio	447.05%	378.45%	244.36%	245.98%	532.98%

FARMERS & MERCHANTS BANCORP, INC. AND SUBSIDIARIES

AVERAGE BALANCE SHEETS AND RELATED YIELDS AND RATES

(in thousands of dollars, except percentages)

	For the Three Months Ended			For the Three Months Ended
	September 30, 2026			September 30, 2025
	Average Balance	Interest/ Dividends	Annualized Yield/Rate	Average Balance	Interest/ Dividends	Annualized Yield/Rate
Interest Earning Assets:
Loans	$2,726,585	$42,061	6.18%	$2,649,409	$41,013	6.19%
Taxable investment securities	473,448	3,545	3.00%	445,088	2,827	2.54%
Tax-exempt investment securities	12,202	65	2.70%	16,066	72	2.27%
Fed funds sold & other	145,409	1,321	3.63%	56,131	572	4.08%
Total Interest Earning Assets	3,357,644	$46,992	5.61%	3,166,694	$44,484	5.62%

Nonearning Assets	191,469			182,320

Total Assets	$3,549,113			$3,349,014

Interest-Bearing Liabilities:
NOW accounts and savings deposits	$1,730,869	$9,749	2.25%	$1,620,026	$9,966	2.46%
Time deposits	684,990	5,009	2.93%	609,844	5,094	3.34%
Other borrowed money	168,106	1,694	4.03%	188,123	1,966	4.18%
Fed funds purchased & securities
sold under agreement to repurchase	14,835	120	3.24%	27,274	273	4.00%
Subordinated notes	34,997	480	5.49%	34,885	284	3.26%
Total Interest-Bearing Liabilities	$2,633,797	$17,052	2.59%	$2,480,152	$17,583	2.83%

Noninterest-Bearing Liabilities	526,148			511,468

Stockholders' Equity	$389,168			$357,394

Net Interest Income and Interest Rate Spread		$29,940	3.02%		$26,901	2.79%

Net Interest Margin			3.57%			3.40%

Yields on Tax exempt securities and the portion of the tax-exempt IDB loans included in loans have been tax adjusted based on a 21% tax rate in the charts

FARMERS & MERCHANTS BANCORP, INC. AND SUBSIDIARIES

AVERAGE BALANCE SHEETS AND RELATED YIELDS AND RATES (continued)

(in thousands of dollars, except percentages)

	For the Nine Months Ended			For the Nine Months Ended
	September 30, 2026			September 30, 2025
	Average Balance	Interest/ Dividends	Annualized Yield/Rate	Average Balance	Interest/ Dividends	Annualized Yield/Rate
Interest Earning Assets:
Loans	$2,705,821	$122,727	6.06%	$2,615,332	$117,615	6.00%
Taxable investment securities	456,789	9,606	2.80%	454,288	8,403	2.47%
Tax-exempt investment securities	12,729	201	2.67%	17,025	224	2.22%
Fed funds sold & other	127,828	3,403	3.55%	87,106	2,736	4.19%
Total Interest Earning Assets	3,303,167	$135,937	5.50%	3,173,751	$128,978	5.42%

Nonearning Assets	192,543			174,982

Total Assets	$3,495,710			$3,348,733

Interest-Bearing Liabilities:
NOW accounts and savings deposits	$1,688,457	$27,678	2.19%	$1,557,564	$28,009	2.40%
Time deposits	651,283	14,761	3.02%	621,126	15,852	3.40%
Other borrowed money	190,338	5,764	4.04%	220,820	6,927	4.18%
Fed funds purchased & securities
sold under agreement to repurchase	15,646	383	3.26%	27,352	816	3.98%
Subordinated notes	34,971	1,049	4.00%	34,856	853	3.26%
Total Interest-Bearing Liabilities	$2,580,695	$49,635	2.56%	$2,461,718	$52,457	2.84%

Noninterest-Bearing Liabilities	532,079			538,665

Stockholders' Equity	$382,936			$348,350

Net Interest Income and Interest Rate Spread		$86,302	2.94%		$76,521	2.58%

Net Interest Margin			3.50%			3.22%

Yields on Tax exempt securities and the portion of the tax-exempt IDB loans included in loans have been tax adjusted based on a 21% tax rate in the charts

FARMERS & MERCHANTS BANCORP, INC. AND SUBSIDIARIES

AVERAGE BALANCE SHEETS AND RELATED YIELDS AND RATES (continued)

(in thousands of dollars, except percentages)

	For the Three Months Ended						For the Three Months Ended
	September 30, 2026						September 30, 2025
	As Reported		Excluding Accretion/Amortization		Difference		As Reported		Excluding Accretion/Amortization		Difference
	$	Yield	$	Yield	$	Yield	$	Yield	$	Yield	$	Yield
Interest Earning Assets:
Loans	$42,061	6.18%	$42,054	6.18%	$7	0.00%	$41,013	6.19%	$40,359	6.09%	$654	0.10%
Taxable investment securities	3,545	3.00%	3,545	3.00%	-	0.00%	2,827	2.54%	2,827	2.54%	-	0.00%
Tax-exempt investment securities	65	2.70%	65	2.70%	-	0.00%	72	2.27%	72	2.27%	-	0.00%
Fed funds sold & other	1,321	3.63%	1,321	3.63%	-	0.00%	572	4.08%	572	4.08%	-	0.00%
Total Interest Earning Assets	46,992	5.61%	46,985	5.60%	7	0.01%	44,484	5.62%	43,830	5.54%	654	0.08%

Interest-Bearing Liabilities:
NOW accounts and savings deposits	$9,749	2.25%	$9,749	2.25%	$-	0.00%	$9,966	2.46%	$9,966	2.46%	$-	0.00%
Time deposits	5,009	2.93%	5,009	2.93%	-	0.00%	5,094	3.34%	5,094	3.34%	-	0.00%
Other borrowed money	1,694	4.03%	1,691	4.02%	3	0.01%	1,966	4.18%	1,963	4.17%	3	0.01%
Fed funds purchased and securities
sold under agreement to repurchase	120	3.24%	120	3.24%	-	0.00%	273	4.00%	273	4.00%	-	0.00%
Subordinated notes	480	5.49%	480	5.49%	-	0.00%	284	3.26%	284	3.26%	-	0.00%
Total Interest-Bearing Liabilities	17,052	2.59%	17,049	2.59%	3	0.00%	17,583	2.83%	17,580	2.84%	3	-0.01%

Interest/Dividend income/yield	46,992	5.61%	46,985	5.60%	7	0.01%	44,484	5.62%	43,830	5.54%	654	0.08%
Interest Expense / yield	17,052	2.59%	17,049	2.59%	3	0.00%	17,583	2.83%	17,580	2.84%	3	-0.01%
Net Interest Spread	29,940	3.02%	29,936	3.01%	4	0.01%	26,901	2.79%	26,250	2.70%	651	0.09%
Net Interest Margin		3.57%		3.57%		0.00%		3.40%		3.32%		0.08%

Yields on Tax exempt securities and the portion of the tax-exempt IDB loans included in loans have been tax adjusted based on a 21% tax rate in the charts

FARMERS & MERCHANTS BANCORP, INC. AND SUBSIDIARIES

AVERAGE BALANCE SHEETS AND RELATED YIELDS AND RATES (continued)

(in thousands of dollars, except percentages)

	For the Nine Months Ended						For the Nine Months Ended
	September 30, 2026						September 30, 2025
	As Reported		Excluding Accretion/Amortization		Difference		As Reported		Excluding Accretion/Amortization		Difference
	$	Yield	$	Yield	$	Yield	$	Yield	$	Yield	$	Yield
Interest Earning Assets:
Loans	$122,727	6.06%	$122,110	6.03%	$617	0.03%	$117,615	6.00%	$115,755	5.90%	$1,860	0.10%
Taxable investment securities	9,606	2.80%	9,606	2.80%	-	0.00%	8,403	2.47%	8,403	2.47%	-	0.00%
Tax-exempt investment securities	201	2.67%	201	2.67%	-	0.00%	224	2.22%	224	2.22%	-	0.00%
Fed funds sold & other	3,403	3.55%	3,403	3.55%	-	0.00%	2,736	4.19%	2,736	4.19%	-	0.00%
Total Interest Earning Assets	135,937	5.50%	135,320	5.47%	617	0.03%	128,978	5.42%	127,118	5.34%	1,860	0.08%

Interest-Bearing Liabilities:
NOW accounts and savings deposits	$27,678	2.19%	$27,678	2.19%	$-	0.00%	$28,009	2.40%	$28,009	2.40%	$-	0.00%
Time deposits	14,761	3.02%	14,761	3.02%	-	0.00%	15,852	3.40%	15,852	3.40%	-	0.00%
Other borrowed money	5,764	4.04%	5,754	4.03%	10	0.01%	6,927	4.18%	6,917	4.18%	10	0.00%
Fed funds purchased and securities
sold under agreement to repurchase	383	3.26%	383	3.26%	-	0.00%	816	3.98%	816	3.98%	-	0.00%
Subordinated notes	1,049	4.00%	1,049	4.00%	-	0.00%	853	3.26%	853	3.26%	-	0.00%
Total Interest-Bearing Liabilities	49,635	2.56%	49,625	2.56%	10	0.00%	52,457	2.84%	52,447	2.84%	10	0.00%

Interest/Dividend income/yield	135,937	5.50%	135,320	5.47%	617	0.03%	128,978	5.42%	127,118	5.34%	1,860	0.08%
Interest Expense / yield	49,635	2.56%	49,625	2.56%	10	0.00%	52,457	2.84%	52,447	2.84%	10	0.00%
Net Interest Spread	86,302	2.94%	85,695	2.91%	607	0.03%	76,521	2.58%	74,671	2.50%	1,850	0.08%
Net Interest Margin		3.50%		3.47%		0.03%		3.22%		3.14%		0.08%

Yields on Tax exempt securities and the portion of the tax-exempt IDB loans included in loans have been tax adjusted based on a 21% tax rate in the charts

FARMERS & MERCHANTS BANCORP, INC. AND SUBSIDIARIES

RECONCILIATION OF TANGIBLE COMMON EQUITY

(in thousands of dollars)

	For the Three Months Ended
Reconciliation of Common Stockholders' Equity to Tangible Common Equity	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
Stockholders' Equity	$386,927	$384,716	$375,948	$370,862	$361,780
Less Goodwill and Other Intangibles	89,433	89,738	90,043	90,347	90,792
Tangible Common Equity	$297,494	$294,978	$285,905	$280,515	$270,988

Average Stockholders' Equity	$389,168	$382,584	$376,923	$368,235	$357,394
Less average Goodwill and Other Intangibles	89,633	89,933	90,234	90,629	91,076
Average Tangible Common Equity	$299,535	$292,651	$286,689	$277,606	$266,318